SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                (Name of Registrant as Specified in Its Charter)

                     ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title  of  each  class  of   securities  to  which   transaction   applies:
     ___________________________
(2)  Aggregate  number of  securities to which transaction applies: ____________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
(4)  Proposed maximum aggregate value of transaction:___________________________
(5)  Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:____________________________________________________
(2)  Form, Schedule or Registration Statement No.:______________________________
(3)  Filing Party: _____________________________________________________________
(4)  Date Filed: _______________________________________________________________

                                                                        DRAFT

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 21, 2006

To the Shareholders:

     Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (each a "Fund" and, collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, __ Floor, New York, New York 10019 at 8:30 a.m. ET, on April 21, 2006, for the following purposes:

     1. To elect Directors of each Fund (PROPOSAL 1).

     2. To approve an amendment to each Fund's Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred(TM) Stock of each of PFD and PFO (each, the "Articles Supplementary"), relating to the removal of the requirement that potential buyers of a Fund's Money Market Cumulative PreferredTM Stock execute a "Master Purchaser's Letter" (as more fully set forth in the Joint Proxy Statement) (PROPOSAL
        2).

     3. To transact such other business as may properly come before the Annual Meetings or any adjournments thereof.

     YOUR VOTE IS IMPORTANT!

     The Board of Directors of each Fund has fixed the close of business on January 30, 2006 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings.

                                            By Order of the Boards of Directors,

                                            CHAD C. CONWELL
                                            SECRETARY


February 17, 2006
--------------------------------------------------------------------------------

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is form of registration. For example:

REGISTRATION                                    VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                   ABC Corp.
(2) ABC Corp.                                   John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer           John Doe
(4) ABC Corp. Profit Sharing Plan               John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee                        Jane B. Doe
    u/t/d 12/28/78

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.,                       John B. Smith
    f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith,  Executor,                   John B. Smith, Jr., Executor
    estate of Jane Smith

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                        ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 21, 2006

                             JOINT PROXY STATEMENT

     This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine Preferred Income Fund Incorporated ("PREFERRED INCOME FUND" OR "PFD") and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ("PREFERRED INCOME OPPORTUNITY FUND" OR "PFO") (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 21, 2006, at 8:30 a.m. ET, at the offices of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, ___ Floor, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and, collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 17, 2006, primarily by mail, but proxy solicitations may also be made by telephone, telefax or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

     THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2005, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALLING 1-800-331-1710. EACH FUND'S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS' WEBSITE (WWW.PREFERREDINCOME.COM) AND THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV).

     If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director and "FOR" the other matters (as applicable to each Fund) listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on a proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal. Under the Bylaws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

     Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). Each Share is entitled to one vote at the Meeting, with pro rata voting rights for any fractional Shares. On the record date, January 30, 2006, the following number of Shares of each Fund were issued and outstanding:

                                                COMMON STOCK        MMP(R)
NAME OF FUND                                     OUTSTANDING     OUTSTANDING
------------                                     -----------     -----------

Preferred Income Fund (PFD)                          --             800

Preferred Income Opportunity Fund (PFO)              --             700

     To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of January 30, 2006*:


NAME AND ADDRESS OF                               AMOUNT AND NATURE
BENEFICIAL/RECORD OWNER         TITLE OF CLASS      OF OWNERSHIP        PERCENT OF CLASS
Cede & Co.**                      Common          PFD - --                    --%
Depository Trust Company           Stock          (record)
55 Water Street, 25th Floor                       PFO - --                    --%
New York, NY                                      (record)
10041
                                   MMP(R)         PFD - 800 (record)         100%
                                                  PFO - 700 (record)         100%

---------------
* As of January 30, 2006, the Directors and officers, as a group, owned less than 1% of each class of Shares of each Fund.
** A nominee  partnership  of The Depository  Trust Company.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and will vote separately for each of PFD and PFO on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and not approved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON THE PROPOSALS PERTAINING TO THAT FUND.

     In order that your Shares may be represented at the Meetings, you are requested to vote on the following matter:


                  SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS
PREFERRED INCOME FUND (PFD)
----------------------------------------------------------------------------------------------------------------------
PROPOSAL                                COMMON SHAREHOLDERS                             MMP(R) SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------
1.  Election  of  Directors       Common Shareholders as a single class         MMP(R) Shareholders as a single class
                                  elect one Director: Robert F. Wulf            elect one Director: Donald F. Crumrine
----------------------------------------------------------------------------------------------------------------------
2.  Amendment to Articles         Common and MMP(R) Shareholders, voting together as a single class
Supplementary - Removal of
Master Purchaser's Letter
Requirement
----------------------------------------------------------------------------------------------------------------------
3.  Other Business                Common and MMP(R) Shareholders, voting together as a single class
----------------------------------------------------------------------------------------------------------------------


PREFERRED INCOME OPPORTUNITY FUND (PFO)
----------------------------------------------------------------------------------------------------------------------
PROPOSAL                                        COMMON SHAREHOLDERS                     MMP(R) SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------
1. Election of Directors                Common  Shareholders  as a single class      None
                                        elect one Director: David Gale
----------------------------------------------------------------------------------------------------------------------
2. Amendment to Articles                Common and MMP(R)  Shareholders,  voting together as a single class
Supplementary-Removal  of Master
Purchaser's Letter Requirement
----------------------------------------------------------------------------------------------------------------------
3. Other Business                       Common and MMP(R) Shareholders, voting together as a single class
----------------------------------------------------------------------------------------------------------------------

                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

     NOMINEES FOR THE BOARD OF DIRECTORS

     Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Mr. Wulf and Mr. Crumrine, each a Class II Director of PFD, have each been nominated for a three-year term to expire at PFD's 2009 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Gale, a Class I Director of PFO, has been nominated for a three-year term to expire at PFO's 2009 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

     Under each Fund's Articles of Incorporation, Articles Supplementary and the Investment Company Act of 1940, as amended (the "1940 Act") holders of MMP(R), voting as a single class, are entitled to elect two Directors, and holders of the Common Stock are entitled to elect the remaining Directors. However, subject to the provisions of the 1940 Act and each Fund's Articles of Incorporation, the holders of MMP(R), when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors, that when combined with the two Directors elected by the holders of MMP(R), would give the holders of MMP(R) a majority of the Directors. Donald F. Crumrine and Karen H. Hogan, as Directors, currently represent holders of MMP(R) of each Fund. Mr. Crumrine, as a Director of each Fund, has been nominated by PFD's Board as a Director to represent its holders of MMP(R). A quorum of the MMP(R) shareholders must be present at the Meeting of PFD in order for the proposal to elect Mr. Crumrine to be considered.

                FUND (CLASS)                    NOMINEE FOR DIRECTOR
            PFD (Common Stock)                          Wulf
            PFD (MMP(R))                              Crumrine
            PFO (Common Stock)                          Gale

INFORMATION ABOUT DIRECTORS AND OFFICERS

     Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any.


                                                                                           NUMBER OF
                                                                         PRINCIPAL          FUNDS IN                OTHER
                            CURRENT              TERM OF OFFICE        OCCUPATION(S)      FUND COMPLEX         DIRECTORSHIPS
NAME, ADDRESS,              POSITION(S)           AND LENGTH OF         DURING PAST        OVERSEEN               HELD BY
AND AGE                     HELD WITH FUNDS       TIME SERVED*          FIVE YEARS        BY DIRECTOR**          DIRECTOR
NON-INTERESTED
DIRECTORS:
----------

DAVID GALE                  Director           Class I Director       President and CEO          4               Metromedia
Delta Dividend Group, Inc.                     PFD - since 1997        of Delta Dividend                   International Group, Inc.
220 Montgomery Street,                         PFO - since 1997          Group, Inc.                        (telecommunications);
Suite 426                                                               (investments)                             Flaherty &
San Francisco, CA 94104                                                                                      Crumrine/Claymore
Age: 56                                                                                                     Preferred Securities
                                                                                                                Income Fund
                                                                                                              Incorporated and
                                                                                                            Flaherty & Crumrine/
                                                                                                                Claymore Total
                                                                                                                 Return Fund
                                                                                                                 Incorporated

MORGAN GUST                 Director           Class III Director      President of Giant        4                Flaherty &
Giant Industries, Inc.                         PFD - since inception    Industries, Inc.                      Crumrine/Claymore
23733 N. Scottsdale Road                       PFO - since inception   (petroleum refining                   Preferred Securities
Scottsdale,  AZ 85255                                                   and  marketing) since                    Income Fund
Age: 58                                                                March 2002, and for more                  Incorporated
                                                                   than five years prior thereto,                and Flaherty &
                                                                    Executive Vice President, and               Crumrine/Claymore
                                                                    various other Vice President               Total Return Fund
                                                                         positions at Giant                       Incorporated;
                                                                          Industries, Inc.                         CoBiz, Inc.

KAREN H. HOGAN (1)          Director             Since 2005                   Retired;           4                Flaherty &
301 E. Colorado Boulevard                      PFD - Class I            Community Volunteer;                    Crumrine/Claymore
Suite 720                                      PFO - Class III          From September 1985                   Preferred Securities
Pasadena, CA 91101                                                       to January 1997,                           Income Fund
Age: 44                                                                 Senior Vice President                      Incorporated
                                                                         of Preferred Stock                       and Flaherty &
                                                                        Origination at Lehman                   Crumrine/Claymore
                                                                      Brothers and, previously,                 Total Return Fund
                                                                        Vice President of New                     Incorporated
                                                                         Product Development

ROBERT F. WULF              Director            Class II Director        Financial Consultant;   4                  Flaherty &
3560 Deerfield Drive South                      PFD - since inception   Trustee, University of                  Crumrine/Claymore
Salem, OR 97302                                 PFO - since inception      Oregon Foundation;                  Preferred Securities
Age: 68                                                                  Trustee, San Francisco                    Income Fund
                                                                          Theological Seminary                     Incorporated



                                                                                           NUMBER OF
                                                                         PRINCIPAL          FUNDS IN                OTHER
                            CURRENT              TERM OF OFFICE        OCCUPATION(S)      FUND COMPLEX         DIRECTORSHIPS
NAME, ADDRESS,              POSITION(S)           AND LENGTH OF         DURING PAST        OVERSEEN               HELD BY
AND AGE                     HELD WITH FUNDS       TIME SERVED*          FIVE YEARS        BY DIRECTOR**          DIRECTOR
INTERESTED
DIRECTOR:
---------

DONALD F. CRUMRINE (2),(3)      Director,          Class II Director    Chairman of the Board      4              Flaherty &
301 E. Colorado Boulevard     Chairman of        PFD - since inception     and Director of                      Crumrine/Claymore
Suite 720                    the Board and       PFO - since inception   Flaherty & Crumrine                  Preferred Securities
Pasadena, CA 91101           Chief Executive                                Incorporated                          Income Fund
Age: 58                          Officer                                                                          Incorporated
                                                                                                                 and Flaherty &
                                                                                                                Crumrine/Claymore
                                                                                                                Total Return Fund
                                                                                                                   Incorporated

OFFICERS:

ROBERT M. ETTINGER              President             Officer              President and          N/A                  N/A
301 E. Colorado Boulevard                        PFD - since 2002       Director of Flaherty &
Suite 720                                        PFO - since 2002        Crumrine Incorporated
Pasadena, CA 91101
Age: 47

R. ERIC CHADWICK               Chief Financial        Officer            Vice President of        N/A                  N/A
301 E. Colorado Boulevard       Officer, Vice    PFD - since 2002        Flaherty & Crumrine
Suite 720                       President and    PFO - since 2002         Incorporated since
Pasadena,  CA 91101                Treasurer                                 August 2001,
Age: 30                                                                 and previously (since
                                                                       January 1999) portfolio
                                                                         manager of Flaherty &
                                                                         Crumrine Incorporated

CHAD C. CONWELL                 Chief Compliance       Officer          Chief Compliance Officer  N/A                  N/A
301 E. Colorado  Boulevard         Officer,      PFD - since 2005        of Flaherty & Crumrine
Suite 720                      Vice President    PFO - since 2005          Incorporated since
Pasadena, CA 91101              and Secretary                           September 2005, and since
Age: 33                                                               July 2005, Vice President of
                                                                          Flaherty & Crumrine
                                                                      Incorporated; from Sept 1998
                                                                       to June 2005, Attorney with
                                                                       Paul, Hastings, Janofsky &
                                                                              Walker LLP

BRADFORD S. STONE               Vice President          Officer          Vice President of        N/A                  N/A
392 Springfield Avenue         and Assistant     PFD - since 2003       Flaherty & Crumrine
Mezzanine Suite                  Treasurer       PFO - since 2003        Incorporated since
Summit, NJ 07901                                                        May 2003; from June
Age: 46                                                                  2001 to April 2003,
                                                                        Director of US Market
                                                                         Strategy at Barclays
                                                                        Capital; from February
                                                                       1987 to June 2001, Vice
                                                                         President of Goldman,
                                                                        Sachs & Company as
                                                                        Director of US Interest
                                                                          Rate Strategy and,
                                                                       previously, Vice President
                                                                      of Interest Rate Product Sales


                                                                                           NUMBER OF
                                                                         PRINCIPAL          FUNDS IN                OTHER
                            CURRENT              TERM OF OFFICE        OCCUPATION(S)      FUND COMPLEX         DIRECTORSHIPS
NAME, ADDRESS,              POSITION(S)           AND LENGTH OF         DURING PAST        OVERSEEN               HELD BY
AND AGE                     HELD WITH FUNDS       TIME SERVED*          FIVE YEARS        BY DIRECTOR**          DIRECTOR
OFFICERS:
---------

CHRISTOPHER  D. RYAN            Vice                 Officer          Vice President of       N/A                  N/A
301 E. Colorado Boulevard     President          PFD - since 2005    Flaherty & Crumrine
Suite 720                                        PFO - since 2005    Incorporated since
Pasadena, CA 91101                                                  February 2005; Oct 2002
Age: 38                                                              to Feb 2004, Product
                                                                    Analyst of Flaherty &
                                                                    Crumrine Incorporated

LAURIE C. LODOLO              Assistant              Officer          Assistant Compliance    N/A                  N/A
301 E. Colorado Boulevard     Compliance         PFD - since 2004     Officer of Flaherty &
Suite 720                   Officer, Assistant   PFO - since 2004    Crumrine Incorporated
Pasadena, CA 91101           Treasurer and                             since August 2004;
Age: 42                     Assistant Secretary                        since February 2004,
                                                                      Secretary of Flaherty &
                                                                      Crumrine Incorporated and
                                                                     Account Administrator of
                                                                        Flaherty & Crumrine
                                                                          Incorporated

----------------
* The Class II Directors of PFD and the Class I Director of PFO all have been nominated for a three-year term to expire at each Fund's 2009 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class III Director of PFD and the Class II Directors of PFO serve until each Fund's Annual Meeting of Shareholders in 2007 and until their successors are duly elected and qualified. The Class I Directors of PFD and Class III Directors of PFO serve until each Fund's Annual Meeting of Shareholders in 2008 and until their successors are duly elected and qualified.
** The funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (together, the "Flaherty & Crumrine Fund Family").
(1)  As a Director, represents holders of the Funds' MMP(R).
(2) As a Director, currently represents and is nominated to represent holders of the Funds' MMP(R).
(3) "Interested person" of the Funds as defined in the 1940 Act. Mr. Crumrine is considered an "interested person" because of his affiliation with Flaherty & Crumrine, which acts as each Fund's investment adviser.

BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

     Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                        DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR OR NOMINEE                         SECURITIES HELD IN FUND* (1)(2)      FAMILY OF INVESTMENT COMPANIES* (3)
---------------------------                         ------------------------------       ------------------------------------
                                                      PFD                     PFO                       TOTAL
                                                      ---                     ---                       -----
NON-INTERESTED DIRECTORS:
David Gale                                            [C]                     [C]                         [E]
Morgan Gust                                           [C]                     [C]                         [E]
Karen H. Hogan                                        [A]                     [A]                         [A]

                                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                                        DOLLAR RANGE OF EQUITY           COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR OR NOMINEE                         SECURITIES HELD IN FUND* (1)(2)      FAMILY OF INVESTMENT COMPANIES* (3)
---------------------------                         ------------------------------       ------------------------------------
                                                      PFD                     PFO                       TOTAL
                                                      ---                     ---                       -----
NON-INTERESTED DIRECTORS:
Robert F. Wulf                                        [C]                     [C]                         [E]

INTERESTED DIRECTORS:
Donald F. Crumrine                                  [E(4)]                  [E(4)]                       [E(4)]

----------------
*        Key to Dollar Ranges
A.       None
B.       $1 - $10,000
C.       $10,001 -$50,000
D.       $50,001 - $100,000
E.       over $100,000
         All shares were valued as of December 31, 2005.
(1)      No Director or officer of the Funds owned any shares of MMP(R) on January 30, 2006.
(2)      This  information has been furnished by each Director as of January --,
         2006.  "Beneficial  Ownership" is  determined  in accordance  with Rule
         16a-1(a)(2) of the 1934 Act.
(3)      As a group, less than 1%.
(4)      Includes shares of PFD and PFO held by Flaherty & Crumrine Incorporated of which the reporting person is a shareholder and director.

     Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine Incorporated or any of their affiliates receives for each Fund a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, the Audit Committee Chairman receives an annual fee per Fund of $2,500. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of PFD held eight meetings (four of which were held by telephone conference call) and the Board of Directors of PFO held eight meetings (four of which were held by telephone conference call) during the fiscal year ended November 30, 2005, and each Director of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he or she is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2005 is set forth below:

-----------------------------------------------------------------------------------------------------------------------
                                                                      BOARD MEETING                      TRAVEL AND
                                  ANNUAL                                   AND                          OUT-OF-POCKET
                              DIRECTORS FEES                     COMMITTEE MEETING FEES                   EXPENSES*
-----------------------------------------------------------------------------------------------------------------------
 PFD                                   $--                                    $--                               $--
 PFO                                   $--                                    $--                               $--
-----------------------------------------------------------------------------------------------------------------------

--------------
 * Includes reimbursement for travel and out-of-pocket expenses for both "interested" and "non-interested" Directors ("Independent Directors").

 [AUDIT COMMITTEE REPORT

     The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of each Fund's financial statements and the independent audit thereof; (ii) each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. Each Fund's Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in each Fund's annual proxy statement. Each Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of each Fund on January 27, 2006 and which is available on the Funds' website (www.preferredincome.com). As set forth in the Charter, management is responsible for (i) prepa-
ration, presentation and integrity of each Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Funds' independent registered public accounting firm (the "independent accountants") is responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     In performing its oversight function, at a meeting held on January 26, 2006, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, KPMG LLP ("KPMG"), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2005, and discussed the audit of such financial statements with the independent accountants.

     In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

     As set forth above, and as more fully set forth in each Fund's Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

     The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does  not  provide  an  independent  basis  to  determine  that  management  has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2005.

THIS REPORT WAS  SUBMITTED  BY THE AUDIT  COMMITTEE OF EACH FUND'S BOARD OF
DIRECTORS

David Gale
Morgan Gust
Karen H. Hogan
Robert Wulf (Chairman)

January 27, 2006

Each Audit Committee met four times in connection with its Board of Directors regularly scheduled meetings during the fiscal year ended November 30, 2005. Each Audit Committee is composed entirely of each Fund's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards applicable to closed-end funds (the "NYSE Listing Standards")) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf.

NOMINATING COMMITTEE

     Each Board of Directors has a Nominating Committee composed entirely of each Fund's independent (as such term is defined by the NYSE Listing Standards) Directors, namely Ms. Hogan and Messrs. Gale, Gust and Wulf. The Nominating Committee of each Fund met twice during the fiscal year ended November 30, 2005. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and for recommending to the Board of Directors such nominees to stand for election as directors at each Fund's annual meeting of shareholders, and to fill any vacancies on the Board. Each Fund's Nominating Committee has a charter which is available on the Funds' website (www.preferredincome.com).

     Each Fund's Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     Each Fund's Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See "Submission of Shareholder Proposals" below.)

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 21, 2005 Annual Meeting of Shareholders.

COMPENSATION

     The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2005. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2005 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

COMPENSATION TABLE

   NAME OF                                                         AGGREGATE                 TOTAL COMPENSATION FROM
 PERSON AND                                                       COMPENSATION                 THE FUNDS AND FUND
  POSITION                                                       FROM EACH FUND            COMPLEX PAID TO DIRECTORS*
  --------                                                       --------------            --------------------------
DONALD F. CRUMRINE                                                    $0                               $0 (4)
Director, Chairman of the Board
and Chief Executive Officer

ROBERT M. ETTINGER**                                                  $0                               $0 (2)
Director and President

MARTIN BRODY**                                                     $--  - PFD                         $49,650 (4)
Director                                                           $--  - PFO

DAVID GALE                                                         $--  - PFD                         $61,650 (4)
Director                                                           $--  - PFO

MORGAN GUST                                                        $--  - PFD                         $62,700 (4)
Director                                                           $--  - PFO

KAREN H. HOGAN***                                                  $-- - PFD                           $--------(4)
Director                                                           $--  - PFO

ROBERT F. WULF                                                     $--  - PFD                         $73,903 (4)
Director                                                           $--  - PFO

------------------------
* Represents the total compensation paid to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family for the fiscal year ended November 30, 2005, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex as of November 30, 2005.
** Messrs. Ettinger and Brody each resigned as a Director of the Funds effective April 21, 2005.
***  Ms. Hogan became a Director of each Fund on April 21, 2005.

REQUIRED VOTE

     The election of Mr. Wulf as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy. The election of Mr. Crumrine as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP(R) of such Fund at the Meeting in person or by proxy. The election of Mr. Gale as a Director of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO EACH FUND'S ARTICLES SUPPLEMENTARY RELATING TO THE REMOVAL OF THE MASTER PURCHASER'S LETTER REQUIREMENT

     The second proposal to be considered at the Meeting is amending the Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred(TM) Stock of each of PFD and PFO (each, the "Articles Supplementary") as set forth in the proposed ArticlES of Amendment for each of PFD and PFO (the "Proposed Amendments") described below and attached to this Joint Proxy Statement as Proposed Amendments A-1 and A-2, respectively.

     The purpose of the Proposed Amendments is to remove the requirement that potential buyers of a Fund's MMP(R) execute a "Master Purchaser's Letter".

     REASONS FOR PROPOSED AMENDMENTS A-1 AND A-2. The Proposed Amendments would remove the requirement that potential buyers of a Fund's MMP(R) execute a Master Purchaser's Letter. By way of background, when the Articles Supplementary of each Fund were first adopted in the early 1990's, it was common practice for closed-end funds to require a potential investor in its preferred stock (through its broker-dealer) to execute a Master Purchaser's Letter which set forth the buyer's intent to purchase the preferred stock in accordance with the terms of the Articles Supplementary. Accordingly, both Funds have such a provision. Market practice has changed over the past 15 years so that now it is more common not to require this letter. Because of this shift in market practice, each Fund has received several requests from broker-dealers to remove this requirement from the Funds' Articles Supplementary and have heard indications from others that the Master Purchaser's Letter requirement is an impediment to participation in the Funds' auctions. The Funds believe that the Proposed Amendments will not have a material effect on the rights of any existing common or preferred Shareholders.

REQUIRED  VOTE

     Approval of the Articles of Amendment of each Fund will require the affirmative vote of a majority of the votes of the outstanding shares of stock entitled to be cast by holders of each Fund's Common Stock and MMP(R), voting together as a single class. The Funds have had conversations with both Moody's Investor Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), the rating agencies currently rating the MMP(R), about the Proposed Amendments. They have indicated preliminarily that the changes would not impair their current ratings on the MMP(R) ("Aa1" and "AAA," respectively). In any event, the Proposed Amendments will not be implemented unless Moody's and Fitch each confirms that they would not impair their current ratings on the MMP(R).

     THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2007 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than October 22, 2006 and must satisfy the requirements of federal securities laws.

     Each Fund's Bylaws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided however, that if less than 70 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

     Any such notice by a shareholder shall set forth the information required by the Fund's Bylaws with respect to each matter the shareholder proposes to bring before the annual meeting.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent registered public accounting firm for each Fund's fiscal year ending November 30, 2006. KPMG acted as the independent registered public accounting firm for each Fund for the fiscal year ended November 30, 2005. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

     Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services received during and for each Fund's fiscal years ended November 30, 2004 and 2005, respectively.


                          FISCAL YEAR ENDED                             AUDIT-RELATED
FUND                         NOVEMBER 30            AUDIT FEES              FEES          TAX FEES*     ALL OTHER FEES**
----                         -----------            ----------              ----          --------      --------------
PFD                            2004                  $34,500                 --            $6,000           $11,200
                               2005                  $36,427                 --            $6,400           $12,100

PFO                            2004                  $34,500                 --            $5,000           $11,200
                               2005                  $36,500                 --            $6,400           $12,100

------------
* "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.
** "All Other Fees" consist of principal accountant providing a "Quarterly Agreed-Upon-Procedures Report on Articles Supplementary." These Agreed-Upon-Procedures ("AUP") are requirements arising from the Articles Supplementary creating the Fund's Preferred Stock. Specifically, the credit rating agencies require such AUP be undertaken in order to maintain the preferred stock's rating.


     Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit and non-audit services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2004 and November 30, 2005 were pre-approved by the Audit Committee.

     For each Fund's fiscal year ended November 30, 2005, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds' investment adviser or any affiliates thereof that provide services to the Funds.

INVESTMENT ADVISER AND ADMINISTRATOR

     Flaherty & Crumrine serves as the investment adviser to each Fund and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's directors and officers, certain persons affiliated with Flaherty & Crumrine Incorporated and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2005, all such filing requirements applicable to such persons were met.

BROKER NON-VOTES AND ABSTENTIONS

     A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote at the meeting for purposes of determining the presence of a quorum. With respect to Proposal 1, abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal. With respect to Proposal 2, abstentions will count as a vote against the proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     Each Fund does not intend to present any other business at the relevant Meeting, nor is either Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                           DRAFT

                             PROPOSED AMENDMENT A-1

                             ARTICLES OF AMENDMENT
                                       OF
             FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED

     Flaherty  &  Crumrine  Preferred  Income  Fund  Incorporated,   a  Maryland
corporation (hereinafter the "Corporation"), hereby certifies to the State Department of Assessments and Taxation that:


     FIRST: Part I of the Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred(TM) Stock of the Corporation, filed with the Maryland State of Department of Assessments and Taxation ("SDAT") on April 12, 1991, as amended (the "Articles Supplementary") is hereby further amended as follows: By deleting in its entirety Section 11(rr) of Part I and substituting therefore the following new Section 11(rr):

     "(rr) [Reserved]"

     SECOND: Part II of the Articles Supplementary is hereby further amended as follows: By deleting in its entirety each of Section 1(b), Section 1(h), Section 1(j) and Section 1(o) of Part II and substituting each therefore with the following new Section 1(b), Section 1(h), Section 1(j) and Section 1(o), respectively:

     "(b) "Agent Member" shall mean a member of or participant in the Securities
          Depository  that will act on behalf of a Bidder."

     "(h) "Existing Holder," when used with respect to shares of MMP(R), shall mean a Person who is listed as the beneficial owner of such shares of MMP(R) in the records of the Auction Agent."

     "(j) [Reserved]"

     "(o) "Potential Holder," when used with respect to shares of MMP(R), shall mean any Person, including any Existing Holder of shareS of MMP(R), who may be interested in acquiring shares of MMP(R) (or, in the case of an Existing Holder of shares of MMP(R), additional shares of MMP(R))."

     THIRD: The amendments to the Charter of the Corporation set forth in Articles FIRST and SECOND above were advised by the Board of Directors and approved by the stockholders.

     IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and state that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

DATE: _______________,  2006

                                                 FLAHERTY & CRUMRINE PREFERRED
                                                 INCOME FUND INCORPORATED

                                                 -------------------------------
                                                 Robert M. Ettinger
                                                 President

WITNESS:

---------------------------------
Chad C. Conwell
Secretary

                                                                           DRAFT

                             PROPOSED AMENDMENT A-2

                              ARTICLES OF AMENDMENT
                                       OF
       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

         Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland corporation (hereinafter the "Corporation"), hereby certifies to the State Department of Assessments and Taxation that:

     FIRST: Part I of the Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred(TM) Stock of the Corporation, filed with the Maryland State of Department of Assessments and Taxation ("SDAT") on April 6, 1992, as amended (the "Articles Supplementary") is hereby further amended as follows: By deleting in its entirety Section 11(rr) of Part I and substituting therefore the following new Section 11(rr):

        "(rr)   [Reserved]"

     SECOND: Part II of the Articles Supplementary is hereby further amended as follows: By deleting in its entirety each of Section 1(b), Section 1(h), Section 1(j) and Section 1(o) of Part II and substituting each therefore with the following new Section 1(b), Section 1(h), Section 1(j) and Section 1(o), respectively:

     "(b) "Agent Member" shall mean a member of or participant in the Securities
          Depository that will act on behalf of a Bidder."

     "(h) "Existing Holder," when used with respect to shares of MMP(R), shall mean a Person who is listed as the beneficial owner of such shares of MMP(R) in the records of the Auction Agent."

     "(j) [Reserved]"

     "(o) "Potential Holder," when used with respect to shares of MMP(R), shall mean any Person, including any Existing Holder of shares of MMP(R), who may be interested in acquiring shares of MMP(R) (or, in the case of an Existing Holder of shares of MMP(R), additional shares of MMP(R))."

     THIRD: The amendments to the Charter of the Corporation set forth in Articles FIRST and SECOND above were advised by the Board of Directors and approved by the stockholders.

     IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and state that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

DATE: _______________,  2006

                                                   FLAHERTY & CRUMRINE PREFERRED
                                                   INCOME OPPORTUNITY FUND
                                                   INCORPORATED

                                                   -----------------------------
                                                   Robert M. Ettinger
                                                   President

WITNESS:

---------------------------------
Chad C. Conwell
Secretary

   [3202 - FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INC. COMMON]
       [FILE NAME: ZFCI62.ELX] [VERSION - (1)] [02/03/06] [ORIG. 02/03/06]

                               DETACH HERE                                ZFCI62

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     THE UNDERSIGNED HOLDER OF SHARES OF COMMON STOCK OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED, A MARYLAND CORPORATION (THE "FUND"), HEREBY APPOINTS DONALD F. CRUMRINE, ROBERT M. ETTINGER AND TERESA M. R. HAMLIN, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, EACH WITH FULL POWERS OF SUBSTITUTION AND REVOCATION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF COMMON STOCK WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF WILLKIE FARR & GALLAGHER LLP, 787 SEVENTH AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10019 AT 8:30 A.M. ET, ON APRIL 21, 2006, AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND HEREBY INSTRUCTS SAID ATTORNEYS AND PROXIES TO VOTE SAID SHARES AS INDICATED HEREON. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR, IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.




SEE REVERSE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
  SIDE                                                                  SIDE

FLAHERTY & CRUMRINE PREFERRED
INCOME OPPORTUNITY FUND INCORPORATED
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586

   [3202 - FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INC. COMMON]
       [FILE NAME: ZFCI61.ELX] [VERSION - (1)] [02/03/06] [ORIG. 02/03/06]

                               DETACH HERE                                ZFCI61

                                                                            3202
PLEASE MARK
VOTES AS IN
THIS EXAMPLE. X

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.
1.  ELECTION OF DIRECTOR
NOMINEE: (01) DAVID GALE

        FOR      WITHHELD

2. TO APPROVE AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY RELATING TO THE REMOVAL OF THE MASTER PURCHASER'S LETTER REQUIREMENT.

       FOR      AGAINST         ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AS DIRECTOR AND "FOR" THE APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY RELATING TO THE REMOVAL OF THE MASTER PURCHASER'S LETTER REQUIREMENT.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.

SIGNATURE:--------------- DATE:-------- SIGNATURE:--------------- DATE:---------

     [3202 - FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INC. PFD]
       [FILE NAME: ZFC092.ELX] [VERSION - (1)] [02/03/06] [ORIG. 02/03/06]

                               DETACH HERE                                ZFC092

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     THE UNDERSIGNED HOLDER OF SHARES OF MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK ("MMP(R)") OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED, A MARYLAND CORPORATION (THE "FUND"), HEREBY APPOINTS DONALD F. CRUMRINE, ROBERT M. ETTINGER AND TERESA M. R. HAMLIN, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, EACH WITH FULL POWERS OF SUBSTITUTION AND REVOCATION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF MMP(R) WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE OFFICES OF WILLKIE FARR & GALLAGHER LLP, 787 SEVENTH AVENUE, ____ FLOOR, NEW YORK, NEW YORK 10019 AT 8:30 A.M. ET, ON APRIL 21, 2006, AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND HEREBY INSTRUCTS SAID ATTORNEYS AND PROXIES TO VOTE SAID SHARES AS INDICATED HEREON. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR, IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.




SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE

FLAHERTY & CRUMRINE PREFERRED
INCOME OPPORTUNITY FUND INCORPORATED
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586

     [3202 - FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INC. PFD]
       [FILE NAME: ZFC091.ELX] [VERSION - (1)] [02/03/06] [ORIG. 02/03/06]

                               DETACH HERE                                ZFC091

                                                                            3202
PLEASE MARK
VOTES AS IN
THIS EXAMPLE. X

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

PLEASE  REFER  TO THE  PROXY  STATEMENT  FOR A  DISCUSSION  OF THE PROPOSAL.

2. TO APPROVE AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY RELATING TO THE REMOVAL OF THE MASTER PURCHASER'S LETTER REQUIREMENT.

                FOR             AGAINST                 ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY RELATING TO THE REMOVAL OF THE MASTER PURCHASER'S LETTER REQUIREMENT.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.

SIGNATURE:-------------- DATE:---------- SIGNATURE:------------ DATE:-----------